UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2005

Health Management Associates, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11141	01-0963645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida	34108-2710
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 8.01. Other Events.

Institutional Shareholder Services (“ISS”) requested that Health Management Associates, Inc. (the “Company”) provide ISS with additional information about tax fees that the Company reported in its proxy statement for its 2005 Annual Meeting of Stockholders. ISS further requested that the Company publish this information either in a filing on Form 8-K or in a press release. The following is the information provided by the Company to ISS:

FEES PAID TO INDEPENDENT AUDITORS

The following table sets forth fees billed by Ernst & Young LLP for services rendered to the Company for the fiscal year ended September 30, 2004:

Audit Fees	$1,123,050
Audit-Related Fees	49,755
Tax Fees-Preparation and Compliance	486,361

Total Audit, Audit Related And
Tax Preparation and Compliance Fees	1,659,166

Other Non-audit Fees:
Tax Fees-Other (1)	1,039,950
All Other Fees	—

Total-Other Fees	1,039,950

Total-All Fees	$2,699,116

(1)	Tax Fees – Other includes federal, state and other tax planning and advisory services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Management Associates, Inc.

Date: January 24, 2005	By:	/s/ Robert E. Farnham
Robert E. Farnham
Senior Vice President and
Chief Financial Officer